J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Enhanced Index Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated June 11, 2014 to the Prospectuses dated November 1, 2013, as supplemented

Change in Investment Objective for Market Expansion Enhanced Index Fund

Effective 6/10/14, shareholders approved the following new fundamental investment objective for the JPMorgan Market Expansion Enhanced Index Fund:

The Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MEEI-614